Exhibit (e)(13) under Form N-1A

Exhibit 1 under Item 601/Reg. S-K

Exhibit CC

to the

Distributor’s Contract

Money Market Obligations Trust

Federated Money Market Management – Capital Shares

In consideration of the mutual covenants set forth in the Distributor’s Contract dated March 1, 1994, between Money Market Obligations Trust and Federated Securities Corp., Money Market Obligations Trust executes and delivers this Exhibit on behalf of the Fund, and with respect to the class of Shares of the Funds, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of March, 2014.

MONEY MARKET OBLIGATIONS TRUST

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

FEDERATED SECURITIES CORP.

By: /s/ Thomas E. Territ

Name: Thomas E. Territ

Title: President

Exhibit DD

to the

Distributor’s Contract

Money Market Obligations Trust

Federated Money Market Management – Service Shares

In consideration of the mutual covenants set forth in the Distributor’s Contract dated March 1, 1994, between Money Market Obligations Trust and Federated Securities Corp., Money Market Obligations Trust executes and delivers this Exhibit on behalf of the Fund, and with respect to the class of Shares of the Funds, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of March, 2014.

MONEY MARKET OBLIGATIONS TRUST

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

FEDERATED SECURITIES CORP.

By: /s/ Thomas E. Territ

Name: Thomas E. Territ

Title: President

Exhibit EE

to the

Distributor’s Contract

Money Market Obligations Trust

Federated Prime Obligations Fund - Automated Shares

In consideration of the mutual covenants set forth in the Distributor’s Contract dated March 1, 1994, between Money Market Obligations Trust and Federated Securities Corp., Money Market Obligations Trust executes and delivers this Exhibit on behalf of the Fund, and with respect to the class of Shares of the Funds, first set forth in this Exhibit.

Witness the due execution hereof this 13th day of June, 2014.

MONEY MARKET OBLIGATIONS TRUST

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

FEDERATED SECURITIES CORP.

By: /s/ Thomas E. Territ

Name: Thomas E. Territ

Title: President

Exhibit FF

to the

Distributor’s Contract

Money Market Obligations Trust

Federated Treasury Obligations Fund - Automated Shares

In consideration of the mutual covenants set forth in the Distributor’s Contract dated March 1, 1994, between Money Market Obligations Trust and Federated Securities Corp., Money Market Obligations Trust executes and delivers this Exhibit on behalf of the Fund, and with respect to the class of Shares of the Funds, first set forth in this Exhibit.

Witness the due execution hereof this 13th day of June, 2014.

MONEY MARKET OBLIGATIONS TRUST

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

FEDERATED SECURITIES CORP.

By: Thomas E. Territ

Name: Thomas E. Territ

Title: President